FIRST AMENDMENT TO NET LEASE AGREEMENT


      THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 3rd day of September, 1998, by and between AEI Real Estate Fund XVII Limited Partnership ( "Fund XVII"), a Minnesota limited partnership, whose corporate general partner is AEI Fund Management XVII, Inc., whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor"), and Timber Lodge Steakhouse, Inc., a Minnesota corporation ("Lessee"), whose principal business address is 4021 Vernon Avenue South, Minneapolis, Minnesota;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Rochester, Minnesota, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

      WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated January 15, 1998 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:


1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

      (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, commencing September 3, 1998, plus the period commencing January 15, 1998 ("Occupancy Date") through September 2, 1998, with the contemplated initial term hereof ending on October 31, 2018.


     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through October 31, 1999.


2.   Article 4(A) of the Lease shall henceforth read as follows:


ARTICLE 4.  RENT PAYMENTS

      (A)   Annual  Rent Payable for the first and  second  Lease
Years: Lessee shall pay to Lessor an annual Base Rent of $198,363.52, which amount shall be payable in advance on the first day of each month in equal monthly installments of $16,530.29 to Fund XVII. If the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

4. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

5. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

6. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

7. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.




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IN  WITNESS  WHEREOF, Lessor and Lessee have respectively  signed and sealed this Lease as of the day and year first above written.




                     LESSEE:  TIMBER LODGE STEAKHOUSE, INC.

                              By:/s/ Peter Bedzyk
                                Its: President






STATE OF MINNESOTA  )
                    )SS.
COUNTY OF Hennepin)


      The foregoing instrument was acknowledged before me this 25th day of August, 1998, by Peter Bedzyk, as President of Timber
Lodge Steakhouse, Inc. on behalf of said corporation.

          [notary seal]  /s/ Janine M Pacholke
                             Notary Public






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                    LESSOR: AEI REAL ESTATE FUND XVII LIMITED
                            PARTNERSHIP, a Minnesota limited
                            partnership

                    By: AEI FUND MANAGEMENT XVII, INC., a
                        Minnesota corporation


                    By: /s/ Robert P Johnson
                            Robert P. Johnson, President


STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 3rd day of September, 1998, by Robert P. Johnson, the President of
AEI Fund Management XVII, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XVII Limited
Partnership, on behalf of said limited partnership.

     [notary seal]       /s/ Barbara J Kochevar
                             Notary Public




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                              EXHIBIT "A"

LOT 2, BLOCK 1, COMMONWEAL FIRST SUBDIVISION, ACCORDING TO THE
PLAT THEREOF ON FILE AT THE COUNTY RECORDER'S OFFICE, OLMSTEAD
COUNTY, MINNESOTA